UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 26, 1997

                             THE VINCAM GROUP, INC.
             (Exact name of registrant as specified in its charter)


     FLORIDA                                         0-28148                                59-2452823
(State or other jurisdiction                 (Commission File Number)                    (I.R.S. Employer
of incorporation or organization)                                                       Identification No.)

2850 DOUGLAS ROAD, CORAL GABLES, FLORIDA                                                       33134
(Address of principal executive offices)                                                     (Zip Code)

                                 (305) 460-2350
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
(Former name, former address, and former fiscal year, if changed since last report)

ITEM 5.  OTHER EVENTS

         On October 27, 1997, The Vincam Group, Inc. (the "Company") announced that it has entered into a definitive merger agreement with Staffing Network, Inc. ("SNI"), a privately-held professional employer organization (PEO) headquartered in Manchester, N.H., with approximately 525 clients and more than 5,000 worksite employees.

         Vincam will issue 1.2 million shares of its common stock in exchange for all of the equity of SNI. The merger will be accounted for as a pooling of interests transaction and is expected to close in the fourth quarter of 1997 following receipt of required regulatory approvals.

         SNI reported revenues of approximately $114.6 million for the fiscal year ended December 31, 1996, and approximately $90 million for the nine months ended September 30, 1997.

         Statements in this Form 8-K relating to matters that are not historical facts are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performances or achievements of The Vincam Group, Inc., to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such known and unknown risks, uncertainties and other factors include, but are not limited, to the following: (i) potential for unfavorable interpretation of government regulations relating to labor, taxes, insurance, employment matters and the provision of managed care services; (ii) the Company's ability to obtain or maintain all required licenses or certifications required to further expand the range of specialized managed care services offered by the Company; (iii) potential increases in the Company's costs, such as health care costs, that the Company may not be able to reflect immediately in its service fees; (iv) the Company's ability to offer its services to prospective clients in additional states where it has less or no market penetration; (v) the level of acquisition opportunities available to the Company and the Company's ability to efficiently price and negotiate such acquisitions on a favorable basis; (vi) the financial condition of the Company's clients; (vii) additional regulatory requirements affecting the Company; (viii) the impact of competition from existing and new professional employer organizations; (ix) the failure to properly manage growth and successfully integrate acquired companies and operations, and to achieve synergies and other cost savings in the operation of acquired companies; and (x) other factors which are described in further detail in the Company's filings with the Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, as of October 27, 1997.

                                      THE VINCAM GROUP, INC.

Date: OCTOBER 27, 1997                By: /S/ STEPHEN L. WAECHTER
      ----------------                    -----------------------
                                          Stephen L. Waechter, Chief Financial
                                          Officer and Senior Vice President
                                          Finance and Administration (Principal
                                          Financial Officer)

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